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                                                                   EXHIBIT 10.49

                             STOCK PLEDGE AGREEMENT



         STOCK PLEDGE AGREEMENT, dated as of September 12, 2000, made by and between Edward M. Kopko, an individual whose place of business is 110 Summit Avenue, Montvale, New Jersey 07645 (the "Pledgor"), and Butler International, Inc., a Maryland corporation, (the "Pledgee" or the "Company").


                              W I T N E S S E T H:

         WHEREAS, the Pledgor is the record and beneficial owner of 125,000 shares of the issued and outstanding shares of common stock, $.001 par value, of the Company (the "Common Stock"), acquired in connection with the Pledgor's exercise of a certain stock option granted by the Company to the Pledgor dated September 19, 1990, along with 132,352 additional shares of Common Stock and 1,070,996 shares of Series B 7% Cumulative Convertible Preferred Stock (the "Preferred Stock") (collectively, to the extent required to secure the Note (as defined below), the "Pledged Shares");

         WHEREAS, the Pledgor has agreed to secure, to the extent hereinafter set forth, the payment in full and the performance of the obligations of the Pledgor to the Pledgee under a non-recourse promissory note, dated as of the date hereof, in the amount of $367,000 (such promissory note as it may hereafter be amended or otherwise modified from time to time, the "Note"); and the capitalized terms used herein, and not otherwise defined herein, are used with the meanings ascribed to them in the Note); and

         WHEREAS, the Pledgor hereby pledges and grants a lien and security interest to Pledgee in the Pledged Shares to secure the Pledgor's obligations under the Note.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to make the loan under the Note, the Pledgor hereby agrees as follows:

         SECTION 1. Pledge. The Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in the Pledged Shares and certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, and all proceeds thereof, additions thereto and changes therein (the "Pledged Collateral").

         SECTION 2. Security for Obligations; Non-Recourse Obligations. (a) This Agreement secures the payment of all liabilities, obligations and indebtedness of any and every kind and nature heretofore, now or hereafter owing, arising, due or payable from the Pledgor to the Pledgee pursuant to the Note, however evidenced, created, incurred, acquired or owing, whether primary or secondary, direct or indirect, joint or several, contingent or fixed, or otherwise, including without limitation, obligations of performance, and whether arising under any other agreements, documents or instruments entered into in connection with the Note, now or hereafter given by the Pledgor to the Pledgee and whether arising by book entry, agreement or operation of law and whether or not evidenced by promissory notes or other evidences of indebtedness (all such obligations of the Pledgor being the "Obligations").

         (b) It is expressly understood and agreed that it is the intention of the parties that the Obligations of the Pledgor under the Note are non-recourse obligations of the Pledgor and that the Pledgee's right to recover against the Pledgor hereunder in respect of such Obligations shall be limited solely to the Pledged Collateral.

         SECTION 3. Delivery and Release of Pledged Collateral. (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or

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assignment in blank, all in form and substance satisfactory to the Pledgee. The
Pledgee shall hold the Pledged Collateral in the form in which it is delivered to the Pledgee unless and until the occurrence and continuation of an Event of Default under the Note (unless such Event of Default is waived by the Pledgee) or as otherwise provided in Section 3(b) below. Upon the occurrence and continuance of an Event of Default under the Note, the Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a) below. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         (b) The number of shares of Common or Preferred Stock pledged hereunder shall be no less than the difference between (i) the amount of the Note from time to time due and owing and (ii) the fair market value of other collateral held by the Pledgee hereunder, with such difference divided by the then fair market value of the Common or Preferred Stock. For purposes of this paragraph 3(b), "fair market value" of the Common Stock shall mean the price of the Common Stock as reported on NASDAQ and the "fair market value" of the Preferred Stock shall be determined with reference to the fair market value of the Common Stock and the conversion ratio then in effect with respect to the Preferred Stock, provided, however, that if rules and regulations of the Federal Reserve Board require a different valuation of the Common or Preferred Stock, such valuation shall be given full force and effect. The Pledgor may substitute additional collateral in lieu of the Pledged Shares, provided, however, that the fair market value of such additional collateral, plus the fair market value of the Pledged Shares, shall at all times exceed the amount of the Note from time to time due and owing hereunder.

         SECTION 4. Representations and Warranties. The Pledgor represents and warrants as follows:

         (a) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, adverse claim, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

         (b) The pledge of the Pledge Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

         (c) Neither the execution or delivery of this Agreement, nor the consummation of the transaction contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by the Pledgor is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, trust agreement, stockholder agreement, or other agreement or instrument to which the Pledgor is a party or by which he is bound or (ii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to the Pledgor, subject to applicable state and federal securities laws.

         (d) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms.

         (e) There are no actions, suits or proceedings (whether or not purportedly on behalf or the Pledgor) pending or, to the best knowledge of the Pledgor, threatened affecting the Pledgor that involve the Pledged Collateral.

         (f) All consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution, delivery and performance by the Pledgor of this Agreement have been obtained, subject to applicable state and federal securities laws.

         SECTION 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect

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any security interest granted or purported to be granted hereby or to enable the
Pledgee to exercise and enforce its rights and remedies hereunder, subject to applicable state and federal securities laws, with respect to any Pledged Collateral.

         SECTION 6. Voting Rights; Dividends, Etc. (a) So long as no Event of Default under the Notes shall have occurred and be continuing:

               (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Notes.

               (ii) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid, in respect of the Pledged Collateral; provided, however, that any and all:

                   (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral (whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Company, or any merger, consolidation, acquisition or other exchange of assets or securities to which the Company may be a party, or any conversion, call or redemption, or otherwise);

                   (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

                   (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral, shall be, at the option and request of the Pledge, forthwith delivered to the Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

               (iii) The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which he is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which he is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence and during the continuance of an Event of Default under the Notes, and at the election of Pledgee:

               (i) All rights of the Pledgor to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to
Section 6(a)(i) and to receive the dividends and interest payments which he would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease for the period subsequent to the Event of Default, and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

               (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee and Pledged Collateral in the same form as so received (with any necessary endorsement).

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         (c) In the even that during the term of this Agreement subscription warrants or other rights or options shall be issued in connection with the Pledged Collateral, all such stock warrants, rights and options shall forthwith be assigned by the Pledgor to the Pledgee and said stock warrants, rights and options shall be, and, to the extent exercised by Pledgor, all new stock issued pursuant thereto shall be pledged by Pledgor to Pledgee to be held as, and shall be deemed to be part of, the "Pledged Collateral" under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder.

         SECTION 7. Transfers and other Liens; Additional Shares. The Pledgor agrees that he will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

         SECTION 8. Litigation Respecting Pledged Shares. In the event any action, suit or other proceeding at law, in equity, in arbitration or before any other authority involving or affecting the Pledged Collateral becomes known to or is contemplated by the Pledgor, the Pledgor shall give the Pledgee immediate notice thereof and if the Pledgor is contemplating such action, suit or other proceeding, the Pledgor shall receive the written consent of the Pledgee prior to commencing any such action, suit or other proceeding.

         SECTION 9. Pledgee Appointed Attorney-in-Fact. (a) If an Event of Default shall occur and be continuing under the Notes (unless such Event of Default is waived by the Pledgee), Pledgor hereby appoints the Pledgee (and any officer or agent of the Pledgee with full power of substitution and revocation) the Pledgor's true and lawful attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and (ii) to transfer the Pledged Collateral on the books of the Company, in whole or in part, to the name of the Pledgee or such other person or persons as the Pledgee may designate; take possession of an endorse any one or more checks, drafts, bills of exchange, money orders or any other documents received on account of the Pledged Collateral; collect, sue for and give acquittances for moneys due on account of the foregoing; withdraw any claims, suits, or proceedings pertaining to or arising out of the foregoing; execute and record or file on behalf of the Pledgor any evidence of a security interest contemplated by this Agreement or any refiling, continuation or extension thereof; take any other action contemplated by this Agreement; and sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing.

         (b) The powers of attorney which shall be granted pursuant to Section 9(a) and all authority thereby conferred shall be granted and conferred solely to protect the Pledgee's interests in the Pledged Collateral and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the performance in full of the Obligations and shall not be terminated prior thereto or affected by any act of the Pledgor or other person or by operation of law, including, but not limited to, the dissolution, death, disability or incompetency of any person, the termination of any trust, or the occurrence of any other event, and if the Pledgor or any other person should be dissolved or die or become disabled or incompetent or any other event should occur before the performance in full of the Obligations and termination of this Agreement, such attorney-in-fact shall nevertheless be fully authorized to act under such powers of attorney as if such dissolution, death, disability or incompetency or other event had not occurred and regardless of notice thereof.

         (c) Each person who shall be a transferee of the beneficial ownership of the Pledged Collateral, by the acceptance of such a transfer, shall be deemed to have irrevocably appointed the Pledgee, with full power of substitution and revocation, such person's true and lawful attorney-in-fact in such person's name and otherwise to do any and all acts permitted to, and to exercise any and all powers herein conferred upon, such attorney-in-fact.

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         SECTION 10. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 11. Remedies Upon Event of Default. (a) Subject to Section 2(b) hereof, if any Event of Default under the Note shall have occurred and be continuing (unless such Event of Default is waived by the Pledgee), for the period subsequent to the Event of Default:

               (i) The Pledgee may receive and retain all payments of any kind with respect to the Pledged Collateral and may notify the obligors or other parties, if any, interested in any items of Pledged Collateral of the interest of the Pledgee therein and of any action proposed to be taken with respect thereto, and inform any of those parties that all payments otherwise payable to the Pledgor with respect thereto shall be made to the Pledgee until all amounts due under the Note have been paid in full;

               (ii) The Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New Jersey at that time, and the Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

               (iii) Any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever maybe lawfully entitled to receive such surplus; and

               (iv) The Pledgee may otherwise use or deal from time to time with the Pledged Collateral, in whole or in part, in all respects as if the Pledgee were the outright owner thereof.

         (b) Except as set forth in Section 11(a)(iii), the Pledgee shall have the sole right to determine the order in which Obligations shall be deemed discharged by the application of the Pledged Collateral or any other property or money held hereunder or any amount realized thereon. Any requirement of reasonable notice imposed by law shall be deemed met if such notice is in writing and is mailed, telegraphed or hand delivered to the Pledgor at least three days prior to the sale, disposition or other event giving rise to such notice requirement.

         (c) The Pledgee shall collect the cash proceeds received from any sale or other disposition or from any other source contemplated by subsection (a) above and shall apply the full proceeds in accordance with the provisions of this Agreement.

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         (d) Notwithstanding the foregoing, none of the provisions of this
Section 11 shall confer on the Pledgee any rights or privileges that are not permissible under applicable law. The Pledgee may effect the provisions of this
Section 11 only in compliance with all applicable federal and state securities laws.

         (e) In connection with the provisions of this Agreement, the Pledgor from time to time shall promptly execute and deliver, or cause to be executed and delivered, to the Pledgee such documents and instruments, shall join in such notices and shall take, or cause to be taken, such other lawful actions as the Pledgee shall deem reasonably necessary or desirable to enable it to exercise any of the rights with respect to the Pledged Collateral granted to it pursuant to this Agreement.

         SECTION 12. Waivers and Amendments, Etc. The rights and remedies given hereby are in addition to all others however arising, but it is not intended that any right or remedy be exercised in any jurisdiction in which such exercise would be prohibited by law. No action, failure to act or knowledge of the Pledgee shall be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other power, right or remedy. Any waiver or consent respecting any covenant, representation, warranty or other term or provision of this Agreement shall be effective only in the specified instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Pledgee at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in no manner shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in the same, similar, or other circumstances. Any right or power of the Pledgee hereunder respecting the Pledged Collateral and any other property or money held hereunder may at the option of the Pledgee be exercised as to all or any part of the same and the term "Pledged Collateral" wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) the "Pledged Collateral and any other property or money held hereunder or any part thereof". This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement expressly setting forth the amendment or waiver and signed by the party against whom or which such amendment or waiver is sought to be charged.

         SECTION 13. Notices. All noticed hereunder shall be given and deemed received as set forth in the Note.

         SECTION 14. Continuing Security Interest and Reinstatement. (a) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgor, his heirs, successors and assigns, and (ii) inure to the benefit of the Pledgee and its successors, transferees and assigns. Upon the payment in full or performance of the Obligations, the Pledgor shall be entitled to the return, upon his request and at his expense, of such of the Pledged Collateral as shall not have been released, sold or otherwise applied pursuant to the terms of the Agreement.

         (b) If at any time after payment in full by the Pledgor of all Obligations and termination of the pledge granted in this Agreement, any payments on Obligations theretofore made by the Pledgor must be disgorged by the Pledgee for any reason whatsoever, this Agreement and the pledge granted hereunder shall be reinstated as to all disgorged payments as though such payments had not been made, and the Pledgor shall sign and deliver to Pledgee all documents and things necessary to reperfect the terminated pledge.

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         SECTION 15. Severability. In the event that any provision of this
Agreement shall be determined to be superseded, invalid or otherwise unenforceable pursuant to applicable law, such determination shall not affect the validity of the remaining provisions of this Agreement, and the remaining provisions of this Agreement shall be enforced as if the invalid provision were deleted.

         SECTION 16. Survival of Representations, Etc. All representations, warranties, covenants and other agreements made herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all amounts due under the Note have been paid in full. This Agreement shall remain and continue in full force and effect without regard to any modification, execution, renewal, amendment or waiver of any provision of the Note.

         SECTION 17. Termination and Return of Pledged Stock. This Agreement shall continue in full force and effect until all of the Obligations shall have been paid and satisfied or until the release, discharge or termination of the Note, whichever occurs last. Upon the termination of this Agreement, the Pledgee shall cause to be transferred to Pledgor all of the Pledged Collateral and any money, property and rights received by Pledgor pursuant thereto, to the extent Pledgee has not released, taken, sold or otherwise realized upon the same pursuant to its rights and obligations hereunder.

         SECTION 18. Transfer and Assignment. The Pledgee may transfer the Pledged Collateral and any other property or money held hereunder to any transferee of the obligations or any part thereof. The transferee shall thereupon succeed to all of the Pledgee's rights hereunder with respect to the Pledged Collateral so transferred. Thereafter, the Pledgee shall have no obligation to Pledgor with respect to the Pledged Collateral so transferred. The Pledgee shall, however, retain all of its rights and powers with respect to any part of the Pledged Collateral not transferred. Every agent or nominee of the Pledgee shall have the benefit of this agreement as if named herein and may exercise all of the rights and powers given to the Pledgee hereunder.

         SECTION 19. Entire Agreement. This Agreement and the Secured Non-Recourse Promissory Note contain the entire agreement of the parties and supersedes all other agreements, understandings representations, oral or otherwise, between the parties with respect to the matters contained herein. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, administrators, fiduciaries, next of kin and executors. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 20. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New Jersey without giving effect to its conflict of law provisions. Unless otherwise defined herein or in the Notes, terms defined in Article 9 of the Uniform Commercial Code in the State of New Jersey are used herein as therein defined.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                    /s/ Edward M. Kopko
                                    ------------------------------
                                    Edward M. Kopko


                                    BUTLER INTERNATIONAL, INC.

                                    By:
                                       --------------------------------

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